MARTIN CURRIE INTERNATIONAL SUSTAINABLE EQUITY FUND

Schedule of investments (unaudited)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.9%
COMMUNICATION SERVICES - 3.5%
Interactive Media & Services - 3.5%
Tencent Holdings Ltd.	28,223	$1,166,479	(a)

CONSUMER DISCRETIONARY - 13.8%
Automobiles - 3.8%
Ferrari NV	6,611	1,276,203	(a)

Internet & Direct Marketing Retail - 0.8%
Farfetch Ltd., Class A Shares	24,787	248,614	*

Textiles, Apparel & Luxury Goods - 9.2%
adidas AG	4,214	624,865	(a)
Dr. Martens PLC	54,426	148,377	(a)
Kering SA	2,285	1,146,504	(a)
Moncler SpA	25,522	1,135,518	(a)

Total Textiles, Apparel & Luxury Goods		3,055,264

TOTAL CONSUMER DISCRETIONARY		4,580,081

CONSUMER STAPLES - 9.4%
Food Products - 3.9%
Kerry Group PLC, Class A Shares	12,645	1,303,974	(a)

Personal Products - 5.5%
L’Oreal SA	5,305	1,821,971	(a)

TOTAL CONSUMER STAPLES		3,125,945

FINANCIALS - 4.6%
Insurance - 4.6%
AIA Group Ltd.	159,400	1,533,625	(a)

HEALTH CARE - 27.6%
Biotechnology - 5.0%
CSL Ltd.	8,255	1,651,146	(a)

Health Care Equipment & Supplies - 11.0%
Coloplast A/S, Class B Shares	11,753	1,342,557	(a)
ResMed Inc.	105,908	2,307,020	(a)

Total Health Care Equipment & Supplies		3,649,577

Life Sciences Tools & Services - 11.6%
Mettler-Toledo International Inc.	1,678	2,034,508	*
Oxford Nanopore Technologies PLC	122,818	389,815	*(a)
Wuxi Biologics Cayman Inc.	162,000	1,429,181	*(a)

Total Life Sciences Tools & Services		3,853,504

TOTAL HEALTH CARE		9,154,227

See Notes to Schedule of Investments.

Martin Currie International Sustainable Equity Fund 2022 Quarterly Report	1

MARTIN CURRIE INTERNATIONAL SUSTAINABLE EQUITY FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INDUSTRIALS - 13.3%
Building Products - 8.0%
Assa Abloy AB, Class B Shares	71,125	$1,440,564	(a)
Kingspan Group PLC	21,820	1,235,422	(a)

Total Building Products		2,675,986

Machinery - 5.3%
Atlas Copco AB, Class A Shares	172,333	1,749,357	(a)

TOTAL INDUSTRIALS		4,425,343

INFORMATION TECHNOLOGY - 22.2%
Electronic Equipment, Instruments & Components - 5.9%
Hexagon AB, Class B Shares	190,565	1,947,392	(a)

Semiconductors & Semiconductor Equipment - 9.9%
ASML Holding NV	5,065	2,472,304	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	49,437	809,273	(a)

Total Semiconductors & Semiconductor Equipment		3,281,577

Software - 6.4%
Dassault Systemes SE	41,525	1,601,336	(a)
Nemetschek SE	8,863	522,121	(a)

Total Software		2,123,457

TOTAL INFORMATION TECHNOLOGY		7,352,426

MATERIALS - 5.5%
Chemicals - 5.5%
Linde PLC	6,461	1,818,565	(a)

TOTAL INVESTMENTS - 99.9% (Cost - $36,561,022)		33,156,691

Other Assets in Excess of Liabilities - 0.1%		25,902

TOTAL NET ASSETS - 100.0%		$33,182,593

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	Martin Currie International Sustainable Equity Fund 2022 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie International Sustainable Equity Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective on or about September 30, 2021, as approved by the Board of Trustees, the Fund implemented revisions to its principal investment strategies to reflect its use of environmental, social and governance (“ESG”) criteria in its security selection process and the name of the Fund changed to Martin Currie International Sustainable Equity Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$248,614	$4,331,467	—	$4,580,081
Health Care	2,034,508	7,119,719	—	9,154,227
Other Common Stocks	—	19,422,383	—	19,422,383

Total Investments	$2,283,122	$30,873,569	—	$33,156,691

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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